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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) November 19, 2001

                       Morgan Stanley ABS Capital I Inc.
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             (Exact name of registrant as specified in its charter)



           Delaware                   333-65702              13-3939229
------------------------------      ------------         ------------------
      (State or Other                (Commission          (I.R.S. Employer
Jurisdiction of Incorporation)       File Number)         Identification No.)

         1585 Broadway
      New York, New York                                         10036
(Address of Principal Executive                               ----------
           Offices)                                           (Zip Code)


        Registrant's telephone number, including area code (212) 761-4000
                                                           --------------

                                    No Change
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          (Former name or former address, if changed since last report)

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


     Item 5.   Other Events
               ------------

          In connection with the offering of CDC Mortgage Capital Trust 2001-HE1, Mortgage Pass-through certificates, Series 2001-HE1 described in a Prospectus Supplement dated November 19, 2001, certain "Computational Materials" within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").


     Item 7.   Financial Statements, Pro Forma Financial Information
               and Exhibits.
               -----------------------------------------------------


     (a)  Not applicable


     (b)  Not applicable


     (c) Exhibit 99.1. Related Computational Materials (as defined in Item 5 above).

                                   SIGNATURES


          Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



                              MORGAN STANLEY ABS CAPITAL I INC.
                              --------------------------------------------------
                                     as Depositor and on behalf of CDC Mortgage
                                     Capital Trust 2001-HE1
                              Registrant


                                          By: /s/ Gail McDonnell
                                              ----------------------------------
                                              Name:  Gail McDonnell
                                              Title: Vice President




Dated:  November 16, 2001

                                  EXHIBIT INDEX


EXHIBIT NO.                DESCRIPTION
-----------                -----------
99.1                       Related Computational Materials (as defined
                           in Item 5 above).